o CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

EXHIBIT 10.6


                                AMENDMENT FIVE TO
                        ADMINISTRATIVE SERVICES AGREEMENT


THIS FIFTH AMENDMENT TO THE ADMINISTRATIVE SERVICES AGREEMENT is entered into this 19th day of November, 2002, and effective as indicated herein, by and between TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY, hereinafter referred to as "Transamerica," a North Carolina corporation, and LEGACY MARKETING GROUP, hereinafter referred to as "LMG," a California corporation.


WHEREAS, Transamerica and LMG entered into an Administrative Services Agreement, dated May 29, 1998, as amended, hereinafter referred to as the "Agreement," wherein LMG agreed to provide certain Transamerica accounting and service functions in consideration of the fees as set forth in APPENDIX B of the Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and mutual promises hereinafter contained and other good and valuable consideration, the parties hereto do agree as follows:

     1. Add to APPENDIX A, Policy Forms, as follows:

--------------------------------------------------------------------------------
Product Name                            Policy Form Numbers      Effective Dates
--------------------------------------------------------------------------------


SelectMark(R) Special Edition Series

--------------------------------------------------------------------------------
Selectmark(R)5 Special Edition           T-P-SMSE-0801-5;         01/02/02
                                         T-C-SMSE-0801-5

--------------------------------------------------------------------------------
Selectmark(R)Special Edition Plus 4     T-C-SMSE-0402-10-4;      04/30/02
                                        T-P-SMSE-0402-10-4

--------------------------------------------------------------------------------
Selectmark(R)Special Edition Plus       T-C-SMSE-0402-10-0;      05/06/02
                                        T-P-SMSE-0402-10-0

--------------------------------------------------------------------------------



2. Appendix B, "Processing Fees," Section 2, is hereby amended to read as follows:

     "2. Agent Appointment and Termination: o per agent appointment per state; o per agent termination per state, effective July 1, 2002."


3. Appendix C, "Services to be Provided, Section 1 Services, Clerical Processing of Agent Appointment and Termation with States" is hereby amended to read as follows:

     "Clerical Processing of Agent Appointment and Termination with States


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Appointment

     1. Review signed Producer Agreement for completeness and accuracy, input agent information into LCS system (LMG agent database).
     2. Conduct Background Investigation on Producer, including credit report, NAIC RIRS inquiry, Vector Check, state licensing check (in all States in which Producer requests appointment), criminal check, and past employment check.
     3. If Producer meets LMG/Transamerica hiring criteria, complete and mail all state required appointment forms or electronic transmission of appointment data to state.
     4. Depending on state criteria, once appointment is effective, input appointment information into LCS system for renewal tracking, new business processing and weekly transmission to carrier.


     Termination
     1. LMG will complete the contract termination for a Producer with Transamerica. LMG will update their database and mail to the Producer a letter communicating the Contract termination. LMG will send the Contract Termination letter to Transamerica C&L. Transamerica will determine if a state(s) Appointment termination is required. If Transamerica terminates the producer state(s) appointment Transamerica will send a letter informing the producer and will copy LMG.
     2. Update LCS with appropriate appointment termination into LCS system to prohibit new business processing. Weekly transmission of agent termination information to carrier.


     Appointment Renewal Processing

     1. LMG will forward to Transamerica within three (3) business days of a written request by Transamerica any Producer address that is required to be provided to a regulatory agency."


4. Appendix D, "Schedule of Authorized Personnel," is hereby amended to read as follows:

     Representing Transamerica

     "Authorized to modify this Agreement

     Ken Kilbane
     Ron Wagley
     Lana Ash
     Caroline Kirst


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     Authorized to provide day to day direction of LMG employees for items not covered in this Agreement


     Caroline Kirst
     Jeff Aaron
     Kristina Barker
     Nancy DeWitt


     Representing Legacy Marketing Group


     Lynda L. Regan, Chief Executive Officer
     R. Preston Pitts, President
     Steve Taylor, Chief Financial Officer
     Don Dady, Vice President of Marketing"

5. All other provisions in the Agreement not specifically amended above remain in effect and unchanged.





IN WITNESS HEREOF, the parties have hereto executed this Agreement.


LEGACY MARKETING GROUP          TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY


                                By: /s/ Ken Kilbane
By: /s/ Don Dady                Title: Vice President
Title: Vice President           Date: November 25, 2002
Date: November 21, 2002         Witness: /s/ Caroline Kirst
Witness: /s/ Jackie Petersen



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